EXHIBIT 4.3

COMMON STOCK                                                        COMMON STOCK

Certificate
  Number                                                                Shares
  [    ]                                                                [    ]

                                      AOBO
                     American Oriental Bioengineering Inc.
                     -------------------------------------

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                 150,000,000 AUTHORIZED SHARES $.001 PAR VALUE

THIS CERTIFIES THAT:                                           CUSIP 028731 10 7



is the owner of




    FULLY PAID AND NON-ASSESSABLE SHARES OF $0.001 PAR VALUE COMMON STOCK OF


AMERICAN ORIENTAL BIOENGINEERING, transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.


                                                       DATED:
                              [SEAL OF AOBO, INC.]

                                                   COUNTERSIGNED AND REGISTERED
/s/ signature                                      COMPUTERSHARE TRUST CO., INC.
Chief Executive Officer                            (DENVER)
                                                   TRANSFER AGENT AND REGISTRAR.

/s/ signature                                      By /s/ signature
-------------------------                          -----------------------------
Chief Financial Officer                               AUTHORIZED SIGNATURE

                                AMERICAN ORIENTAL
                              BIOENGINEERING, INC.

                TRANSFER FEE: $25.00 PER NEW CERTIFICATE ISSUED


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common             UNIF GIFT MIN ACT - ________Custodian_______
TEN ENT   - as tenants by the entireties                          (Cust)          (Minor)
JT TEN    - as joint tenants with right of                       under Uniform Gifts to Minors Act ________
            survivorship and not as                                                                 (State)
            tenants in common                UNIF TRF MIN ACT - _________Custodian (until age___) ___________
                                                                 (Cust)                             (Minor)
                                                                under Uniform Transfers to Minors Act _______
                                                                                                      (State)

     Additional abbreviation may also be used though not in above list.


For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY      +---------------------------+
OR OTHER IDENTIFYING NUMBER        |                           |
OF ASSIGNEE                        +---------------------------+


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________ 20__     Signature: _____________________________________


Signature : ____________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed
By: ____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM. PURSUANT TO S.E.C. RULE 17Ad-15.